Exhibit 10.3

19/03/2017

Partner Communications Company Ltd.
8 Amal Street
Afeq Industrial Park
Rosh-Ha’ayin 48103
Israel

Dear Sirs:

On behalf of BDO Ziv Haft Consulting & Management Ltd, Amot Bituach Building 46- 48 Menachem Begin Av. Tel-Aviv (the “Consultant”), I hereby confirm that the Consultant has reviewed the information set forth in the Annual Report on Form 20-F for the year ended December 31, 2016 (the “Form 20-F”), for Partner Communications Company Ltd., under Note 4(a)(4) "Assessing the recoverable amount of goodwill for impairment tests", Note 13(1) "Goodwill impairment tests", Item 5A.1f "Impairment test of Fixed-Line Goodwill as of December 31, 2014, 2015 and 2016", and Item 5A.1r. "Critical accounting estimates and assumptions" in the Form 20-F all with respect to testing for impairment of assets and the results thereof.

The Consultant hereby confirms the information referred to above and consents to being named in the Form 20-F as an “expert”.

By               /s/

BDO Consulting Group
Name: Moti Dattelkramer
Title: Partner